UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Rule 14a-101)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material under Rule 14a-12

ASSISTED LIVING CONCEPTS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons Filing Proxy Statement, if Other than Registrant)

Payment of filing fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

The following communications were sent on February 26, 2013:

1.	Employee Memo;
2.	Letter to Families;
3.	Letter to Residents; and
4.	Residence Director Memo.

EMPLOYEE MEMO

DATE: Feb. 26, 2013

TO: Employees of Assisted Living Concepts, Inc.

FROM: Charles Roadman, President and CEO of Assisted Living Concepts, Inc.

SUBJECT: The Acquisition of Assisted Living Concepts by TPG

I am excited to announce that Assisted Living Concepts, Inc. has entered into an agreement to be acquired by TPG, a leading global private investment firm with extensive experience in healthcare and strong expertise in helping companies improve operations.  We believe that TPG will support our commitment to providing the highest quality service in residential care and rewarding growth opportunities for our employees.  For more information about TPG, please visit www.tpg.com.

The closing of the transaction is expected to occur in the summer of 2013 and is conditioned upon, among other things, affirmative votes of Assisted Living Concepts’ stockholders, the receipt of customary regulatory approvals and other customary closing conditions.  In the meantime, we will continue to focus on providing high quality service and care for our residents.

This transaction may generate interest from the media and other third parties.  As always, it is important for us to speak with one voice.  If you receive any inquiries from the media or other questions from outside Assisted Living Concepts, please do not make any statement and, instead, refer them to our Corporate Secretary at (262) 257-8905.

I thank you for your continued dedication.  Your commitment has been and will continue to be the cornerstone of our success.  We will likely have additional information to share in the coming weeks.  I look forward to continuing to work with all of you.

Best regards,

Charles Roadman

Important Information and Where to Find It

ALC plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement regarding the proposed acquisition of ALC by TPG.  Investors and security holders are urged to read the proxy statement relating to such acquisition carefully and in its entirety, including any other relevant documents filed with the SEC and incorporated by reference in the proxy statement, when they become available because they will contain important information.  Investors and security holders may obtain a free copy of the proxy statement and other documents that ALC files with the SEC (when available) from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  In addition, the proxy statement and other documents filed by ALC with the SEC (when available) may be obtained from ALC free of charge by directing a request to Assisted Living Concepts, Inc., c/o Investor Relations, W140 N8981 Lilly Road, Menomonee Falls, WI 53051-2325.

Certain Information Regarding Participants

ALC, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of ALC’s security holders in connection with the proposed acquisition of ALC by TPG.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in ALC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 12, 2012, and its definitive proxy statement for the 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2012 and amended on June 22, 2012.  Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed acquisition of ALC by TPG when it is filed with the SEC.  These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  This announcement does not constitute an offer or any solicitation of any offer, to buy or subscribe for any securities.

LETTER TO FAMILIES

Feb. 26, 2013

Dear Family Member,

Because we value our relationship with you, I wanted to take a moment to let you know that Assisted Living Concepts, Inc. has entered into an agreement today to be acquired by TPG, a leading global private investment firm with extensive experience in healthcare.  We believe that this transaction will bring substantial improvements to our residents and employees, as we are convinced that TPG will support our commitment to providing the highest quality service in residential care.  For more information about TPG, please visit www.tpg.com.

During this transition and after the change in ownership, the day-to-day care of your loved one will continue.  The caring staff you and your family members are used to seeing will remain with the company, and all of the activities, meals and outings we plan for our residents will continue as scheduled.  We are fully committed to ensuring that our residents continue to receive the excellent care and support you have come to expect from us.  Our residents were among the first informed about this exciting news.

As always, we are here to help you and your family members in any way.  Please feel free to contact me should you have any questions.

Thank you,

Residence Director

Important Information and Where to Find It

ALC plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement regarding the proposed acquisition of ALC by TPG.  Investors and security holders are urged to read the proxy statement relating to such acquisition carefully and in its entirety, including any other relevant documents filed with the SEC and incorporated by reference in the proxy statement, when they become available because they will contain important information.  Investors and security holders may obtain a free copy of the proxy statement and other documents that ALC files with the SEC (when available) from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  In addition, the proxy statement and other documents filed by ALC with the SEC (when available) may be obtained from ALC free of charge by directing a request to Assisted Living Concepts, Inc., c/o Investor Relations, W140 N8981 Lilly Road, Menomonee Falls, WI 53051-2325.

Certain Information Regarding Participants

ALC, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of ALC’s security holders in connection with the proposed acquisition of ALC by TPG.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in ALC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 12, 2012, and its definitive proxy statement for the 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2012 and amended on June 22, 2012.  Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed acquisition of ALC by TPG when it is filed with the SEC.  These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  This announcement does not constitute an offer or any solicitation of any offer, to buy or subscribe for any securities.

LETTER TO RESIDENTS

DATE: Feb. 26, 2013

Dear Resident,

I wanted to take a moment to let you know that Assisted Living Concepts, Inc. has entered into an agreement to be acquired by TPG, a leading global private investment firm with extensive experience in healthcare.  We believe that this transaction will bring substantial improvements to you, our residents, as we are convinced that TPG will support our commitment to providing the highest quality service in residential care.  For more information about TPG, please visit www.tpg.com.

During the transition and after the change of ownership, our ongoing commitment to provide high quality service and care for our residents will continue.  Your day-to-day activities, meals and programs will continue as planned.

As always, we are here to help you in any way possible.  Please let me know if you have any questions.

Thank you,

Residence Director

Important Information and Where to Find It

ALC plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement regarding the proposed acquisition of ALC by TPG.  Investors and security holders are urged to read the proxy statement relating to such acquisition carefully and in its entirety, including any other relevant documents filed with the SEC and incorporated by reference in the proxy statement, when they become available because they will contain important information.  Investors and security holders may obtain a free copy of the proxy statement and other documents that ALC files with the SEC (when available) from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  In addition, the proxy statement and other documents filed by ALC with the SEC (when available) may be obtained from ALC free of charge by directing a request to Assisted Living Concepts, Inc., c/o Investor Relations, W140 N8981 Lilly Road, Menomonee Falls, WI 53051-2325.

Certain Information Regarding Participants

ALC, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of ALC’s security holders in connection with the proposed acquisition of ALC by TPG.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in ALC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 12, 2012, and its definitive proxy statement for the 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2012 and amended on June 22, 2012.  Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed acquisition of ALC by TPG when it is filed with the SEC.  These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  This announcement does not constitute an offer or any solicitation of any offer, to buy or subscribe for any securities.

RESIDENCE DIRECTOR MEMO

DATE: Feb. 26, 2013

TO: Resident Directors of Assisted Living Concepts, Inc.

FROM: Charles Roadman, President and CEO of Assisted Living Concepts, Inc.

SUBJECT: The Acquisition of Assisted Living Concepts by TPG

I am excited to announce that Assisted Living Concepts, Inc. has entered into an agreement to be acquired by TPG, a leading global private investment firm with extensive experience in healthcare and strong expertise in helping companies improve operations.  We believe that TPG will support our commitment to providing the highest quality service in residential care and rewarding growth opportunities for our employees.  For more information about TPG, please visit www.tpg.com.

Since our Residence Directors are closest to our residents and their families, please reinforce the message with your employees and residents that we will continue to focus on providing high quality service and care for our residents.

The closing of the transaction is expected to occur in the summer of 2013 and is conditioned upon, among other things, affirmative votes of Assisted Living Concepts’ stockholders, the receipt of customary regulatory approvals and other customary closing conditions.

This transaction may generate interest from the media and other third parties.  As always, it is important for us to speak with one voice.  If you receive any inquiries from the media or other questions from outside Assisted Living Concepts, please do not make any statement and, instead, refer them to our Corporate Secretary at (262) 257-8905.

I thank you for your continued dedication.  Your commitment has been and will continue to be the cornerstone of our success.  We will likely have additional information to share in the coming weeks.  I look forward to continuing to work with all of you.

Best regards,

Charles Roadman

Important Information and Where to Find It

ALC plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement regarding the proposed acquisition of ALC by TPG.  Investors and security holders are urged to read the proxy statement relating to such acquisition carefully and in its entirety, including any other relevant documents filed with the SEC and incorporated by reference in the proxy statement, when they become available because they will contain important information.  Investors and security holders may obtain a free copy of the proxy statement and other documents that ALC files with the SEC (when available) from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  In addition, the proxy statement and other documents filed by ALC with the SEC (when available) may be obtained from ALC free of charge by directing a request to Assisted Living Concepts, Inc., c/o Investor Relations, W140 N8981 Lilly Road, Menomonee Falls, WI 53051-2325.

Certain Information Regarding Participants

ALC, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of ALC’s security holders in connection with the proposed acquisition of ALC by TPG.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in ALC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 12, 2012, and its definitive proxy statement for the 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2012 and amended on June 22, 2012.  Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed acquisition of ALC by TPG when it is filed with the SEC.  These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and ALC’s website at www.alcco.com.  This announcement does not constitute an offer or any solicitation of any offer, to buy or subscribe for any securities.